Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated financial information and explanatory notes present the combined financial statements of CHFN and CBS how they may have appeared had the businesses actually been combined as of and for the dates presented. The unaudited pro forma combined consolidated financial information shows the impact of the merger of CHFN and CBS on the companies’ respective historical financial positions and results of operations under the acquisition method of accounting with CHFN treated as the acquirer. Under this method of accounting, the assets and liabilities of CBS will be recorded by CHFN at their estimated fair values as of the date the merger is completed. The unaudited pro forma combined consolidated balance sheet gives effect to the merger as if the transaction had occurred on December 31, 2015. The unaudited pro forma combined consolidated statements of income for the three months ended December 31, 2015, and for the fiscal year ended September 30, 2015, give effect to the merger as if these transactions had been completed on October 1, 2014. The unaudited pro forma combined selected financial data is derived from such balance sheets and statements of income.

The unaudited pro forma combined consolidated financial information should be read together with CHFN's separate audited historical consolidated financial statements and accompanying notes as of and for the fiscal year ended September 30, 2015, included in CHFN's Annual Report on Form 10-K for the fiscal year ended September 30, 2015; CHFN's separate unaudited historical consolidated financial statements and accompanying notes as of and for the three months ended December 31, 2015, included in CHFN's Quarterly Report on Form 10-Q for the quarter ended December 31, 2015; and other information pertaining to CHFN contained in previous Securities and Exchange Commission filings.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements and expense efficiencies, among other factors, been considered and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during this period. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma combined consolidated financial information, the preliminary determination of fair values of CBS’s assets acquired and liabilities assumed reflected in the unaudited pro forma combined consolidated financial information is subject to adjustment and may vary from the actual fair values assigned that will be recorded upon completion of the merger. CHFN is in the process of finalizing its determination of the fair values of the acquired assets and assumed liabilities which could significantly change both the amount and the composition of these estimated accounting adjustments.

Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015

	CHFN (as reported)	CBS	Pro Forma Adjustments	Pro Forma Notes	Pro Forma Combined
Assets
Cash and amounts due from depository institutions	$14,243,071	$5,338,197	$—		$19,581,268
Interest-earning deposits in other financial institutions	37,638,231	32,229,581	(29,920,000)	A, B, C	39,947,812
Cash and cash equivalents	51,881,302	37,567,778	(29,920,000)		59,529,080
Loans held for sale	2,285,847	199,200	—		2,485,047
Securities	175,988,229	23,279,846	(28,505,645)	C, D	170,762,430
Federal Home Loan Bank stock	3,005,600	313,400	—		3,319,000
Restricted securities, at cost	—	279,000	—		279,000
Loans receivable	690,687,371	303,970,620	(6,858,000)	E	987,799,991
Unamortized loan origination fees, net	(1,121,570)	(399,080)	399,080	F	(1,121,570)
Allowance for loan losses	(9,695,387)	(4,938,285)	4,938,285	G	(9,695,387)
Loans receivable, net	679,870,414	298,633,255	(1,520,635)		976,983,034
Other real estate owned	3,164,705	736,000	(447,000)	H	3,453,705
Accrued interest and dividends receivable	2,495,117	958,173	—		3,453,290
Premises and equipment, net	19,455,816	7,980,457	59,677	I	27,495,950
Goodwill	4,325,282	—	27,958,432	J	32,283,714
Other intangible assets, net of amortization	108,241	—	2,261,000	K	2,369,241
Cash surrender value of life insurance	48,744,173	—	—		48,744,173
Deferred income taxes	6,218,864	—	—		6,218,864
Other assets	7,336,384	89,315	—		7,425,699
Total assets	$1,004,879,974	$370,036,424	$(30,114,171)		$1,344,802,227
Liabilities and Stockholders’ Equity
Liabilities:
Deposits	$744,233,967	$330,958,263	$1,578,000	L	$1,076,770,230
Federal Home Loan Bank advances	50,000,000	—	—		50,000,000
Advance payments by borrowers for taxes and insurance	790,435	46,802	—		837,237
Floating rate junior subordinated debt	—	9,279,000	(2,763,000)	M	6,516,000
Other liabilities	11,487,837	823,188	—		12,311,025
Total liabilities	806,512,239	341,107,253	(1,185,000)		1,146,434,492
Stockholders’ equity:
Common stock	152,291	13,658,140	(13,658,140)	N	152,291
Additional paid-in capital	85,546,958	12,821,185	(12,821,185)	O	85,546,958
Treasury stock	—	(90,000)	90,000	P	—
Unearned compensation – ESOP	(5,106,169)	—	—		(5,106,169)
Retained earnings	118,228,061	2,281,858	(2,281,858)	Q	118,228,061
Accumulated other comprehensive (loss) income	(453,406)	257,988	(257,988)	R	(453,406)
Total stockholders’ equity	198,367,735	28,929,171	(28,929,171)		198,367,735
Total liabilities and stockholders’ equity	$1,004,879,974	$370,036,424	$(30,114,171)		$1,344,802,227
__________________________________

(A)	Adjustment reflects cash consideration of $58.8 million paid in acquisition of CBS.

(B)	Adjustment reflects the fair value adjustment (premium) of $80,000 based upon the evaluation of CBS' certificates of deposit held at other banks.

(C)	Adjustment reflects the sale of $28.8 million of securities to fund the acquisition of CBS.

(D)	Adjustment reflects the fair value adjustment (premium) of $327,000 based upon the evaluation of CBS' investment securities portfolio.

(E)
Adjustment reflects the fair value adjustments (discounts) of $4.2 million in acquired non-credit impaired loans and $2.7 million in acquired credit impaired loans based upon the evaluation of CBS' loan portfolio.

(F)	Adjustment reflects the reversal of CBS' unamortized loan origination fees of $399,000.

(G)	Adjustment reflects the reversal of CBS' allowance for loan and lease losses (ALLL) of $4.9 million.

(H)	Adjustment reflects the fair value adjustment (discount) of $447,000 based upon the evaluation of CBS' portfolio of other real estate owned.

(I)	Adjustment reflects the fair value adjustment (premium) of $60,000 based upon the evaluation of CBS' property, plant and equipment.

Exhibit 99.3

(J)	Adjustment reflects $28.0 million goodwill generated as a result of the consideration paid being greater than the net assets acquired (see "Purchase Price Allocation" below).

(K)	Adjustment reflects $2.3 million of core deposit intangible recorded by CHFN for CBS core deposits.

(L)	Adjustment reflects the fair value adjustment (premium) of CBS' time deposits of $1.6 million.

(M)	Adjustment reflects the fair value adjustment (discount) of $2.8 million based upon the evaluation of CBS' floating rate junior subordinated debt.

(N)	Adjustment reflects the reversal of CBS' common stock of $13.7 million.

(O)	Adjustment reflects the reversal of CBS' additional paid-in capital of $12.8 million.

(P)	Adjustment reflects the reversal of CBS' treasury stock of $90,000.

(Q)	Adjustment reflects the reversal of CBS' retained earnings of $2.3 million.

(R)	Adjustment reflects the reversal of CBS' accumulated other comprehensive income of $258,000.

Exhibit 99.3

Purchase Price Allocation

The following table summarizes the calculation of the purchase price and the allocation of the purchase price to the estimated fair value of assets and liabilities:

Purchase Price:
Cash paid to CBS shareholders		$58,833,000

Fair value of assets acquired:
Cash and due from banks	$37,647,778
Investment securities available for sale	23,607,201
Loans for sale	199,200
Loans, net	297,112,620
FHLB stock	313,400
Restricted stock	279,000
Premises and equipment	8,040,134
Accrued interest receivable	958,173
Deferred income taxes	—
Other real estate owned	289,000
Core deposit intangible	2,261,000
Other assets	89,315
Total assets acquired	370,796,821

Fair value of liabilities assumed:
Deposits	332,536,263
Trust preferred subordinated debt	6,516,000
Escrow	46,802
Other liabilities	823,188
Total liabilities assumed	$339,922,253

Fair value of net assets acquired		30,874,568
Preliminary pro forma goodwill		$27,958,432

Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2015

	CHFN (as reported)	CBS	Pro Forma Adjustments	Pro Forma Notes	Pro Forma Combined	Other Notes
Interest income:
Loans receivable	$9,441,525	$3,929,000	$932,157	A, B, C	$14,302,682
Mortgage-backed securities and collateralized mortgage obligations	682,456	—	—		682,456
Federal Home Loan Bank stock	38,928	3,402	—		42,330
Other investment securities available for sale	264,054	128,148	(140,860)	D, E	251,342
Interest-earning deposits in other financial institutions	12,391	87,471	(45,500)	F, G	54,362
Dividends on restricted equity securities	—	2,118	—		2,118
Total interest income	10,439,354	4,150,139	745,797		15,335,290
Interest expense:
Deposits	665,433	506,748	(181,469)	H	990,712
Borrowings	552,882	—	—		552,882
Subordinated debt expense	—	76,849	34,326	I	111,175
Total interest expense	1,218,315	583,597	(147,143)		1,654,769
Net interest income	9,221,039	3,566,542	892,940		13,680,521
Provision for loan losses	—	—	—		—
Net interest income after provision for loan losses	9,221,039	3,566,542	892,940		13,680,521
Noninterest income:
Service charges on deposit accounts	1,752,558	116,043	—		1,868,601
Bankcard fees	1,145,826	61,137	—		1,206,963
Gain on investment securities available for sale	35,965	—	—		35,965
Bank owned life insurance	320,663	—	—		320,663
Gain on sale of loans and loan servicing release fees	347,856	371,811	—		719,667
Brokerage commissions	141,715	6,793	—		148,508
Recoveries on acquired loans previously covered under FDIC loss share agreements	2,875,000	—	—		2,875,000	M
Other	210,957	29,150	—		240,107
Total noninterest income	6,830,540	584,934	—		7,415,474
Noninterest expenses:
Salaries and employee benefits	5,262,989	1,579,939	—		6,842,928	N
Occupancy	1,910,452	340,814	(218)	J	2,251,048	O
Legal and professional	379,838	270,258	—		650,096
Marketing	260,914	25,089	—		286,003
Federal insurance premiums and other regulatory fees	223,843	73,106	—		296,949
Net (benefit) cost of operations of real estate owned	(21,243)	1,401	—		(19,842)
Furniture and equipment	168,415	78,797	—		247,212
Postage, office supplies and printing	184,712	35,449	—		220,161
Core deposit intangible amortization expense	48,985	—	106,750	K	155,735
Other	659,125	160,343	—		819,468
Total noninterest expenses	9,078,030	2,565,196	106,532		11,749,758
Income before income taxes	6,973,549	1,586,280	786,408		9,346,237
Income tax expense	2,359,271	—	267,379	L	2,626,650
Net income	$4,614,278	$1,586,280	$519,029		$6,719,587
Basic net income per share	$0.31				$0.45
Diluted net income per share	$0.30				$0.43
Weighted average number of common shares outstanding	14,885,529				14,885,529
Weighted average number of common and potential common shares outstanding	15,545,216				15,545,216

Exhibit 99.3

__________________________________

(A)	Adjustment reflects accretion of CBS accretable discounts on acquired credit impaired loans of $189,000.

(B)	Adjustment reflects amortization of CBS yield adjustments on acquired non-credit impaired loans of $42,000.

(C)	Adjustment reflects accretion of CBS credit adjustments on acquired non-credit impaired loans of $785,000.

(D)	Adjustment reflects amortization of premium on acquired CBS investment securities of $33,000 over the remaining estimated life of the securities of 2.5 years.

(E)	Adjustment reflects reduction in interest due to sales of $28.8 million of securities to fund acquisition of $108,000 using a 150-basis point yield on securities.

(F)
Adjustment reflects reduction of interest on interest-bearing deposits in other financial institutions of $38,000 due to net reduction of $30.0 million in cash as a result of the acquisition of CBS using a 50-basis point yield on deposits.

(G)	Adjustment reflects amortization of premium on CBS certificates of deposits held in other financial institutions of $8,000 over the remaining estimated life of the deposits of 2.5 years.

(H)	Adjustment reflects amortization of premium on deposits of $181,000.

(I)	Adjustment reflects accretion of discount on CBS floating rate junior subordinated debt of $34,000.

(J)	Adjustment reflects reduction in depreciation expense of $218 due to discount on CBS depreciable property, plant and equipment of $34,000 amortized over estimated useful life of 39 years.

(K)	Adjustment reflects amortization of core deposit intangible of $107,000.

(L)
Adjustment reflects estimated tax expense of $267,000 on income derived from the acquisition using an effective tax rate of 34%. CBS did not pay income tax as a result of its status as an S-Corporation.

(M)	Item reflects $2.9 million of recoveries on loans formerly covered under loss-sharing agreements with the FDIC and accounted for under purchase accounting rules, a non-recurring item.

(N)	CHFN management expects $475,000 in cost savings in salaries upon the full integration of CBS post-acquisition.

(O)	CHFN management expects $367,000 in cost savings in occupancy upon the full integration of CBS post-acquisition.

Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2015

	CHFN (as reported)	CBS	Pro Forma Adjustments	Pro Forma Notes	Pro Forma Combined	Other Notes
Interest income:
Loans receivable	$36,375,782	$15,568,492	$2,855,594	A, B, C	$54,799,868
Mortgage-backed securities and collateralized mortgage obligations	3,050,233	—	—		3,050,233
Federal Home Loan Bank stock	142,947	19,443	—		162,390
Other investment securities available for sale	617,677	498,560	(563,437)	D, E	552,800
Interest-earning deposits in other financial institutions	93,432	313,279	(182,000)	F, G	224,711
Dividends on restricted equity securities	—	9,146	—		9,146
Amortization of FDIC loss share receivable	(2,387,205)	—	—		(2,387,205)
Total interest income	37,892,866	16,408,920	2,110,157		56,411,943
Interest expense:
Deposits	2,727,372	2,029,841	(535,562)	H	4,221,651
Borrowings	2,285,550	7,206	—		2,292,756
Subordinated debt expense	—	303,426	137,305	I	440,731
Total interest expense	5,012,922	2,340,473	(398,257)		6,955,138
Net interest income	32,879,944	14,068,447	2,508,414		49,456,805
Provision for loan losses	—	(1,900,000)	—		(1,900,000)	N
Net interest income after provision for loan losses	32,879,944	15,968,447	2,508,414		51,356,805
Noninterest income:
Service charges on deposit accounts	6,449,248	473,727	—		6,922,975
Bankcard fees	4,032,421	243,725	—		4,276,146
Loss on investment securities available for sale	(27,209)	—	—		(27,209)
Bank owned life insurance	1,245,382	—	—		1,245,382
Gain on sale of loans and loan servicing release fees	1,612,335	474,614	—		2,086,949
Brokerage commissions	732,336	25,754	—		758,090
FDIC receivable for loss sharing agreements impairment	(2,434,903)	—	—		(2,434,903)	O
Other	719,620	90,015	—		809,635
Total noninterest income	12,329,230	1,307,835	—		13,637,065
Noninterest expenses:
Salaries and employee benefits	20,712,215	5,784,484	—		26,496,699	P
Occupancy	7,670,236	1,171,886	(870)	J	8,841,252	Q
Legal and professional	1,382,300	472,209	—		1,854,509
Marketing	1,282,226	110,056	—		1,392,282
Federal insurance premiums and other regulatory fees	755,872	430,288	—		1,186,160
Net cost of operations of real estate owned	35,562	545,731	(445,581)	K	135,712
Furniture and equipment	881,465	304,975	—		1,186,440
Postage, office supplies and printing	872,837	117,615	—		990,452
Core deposit intangible amortization expense	266,451	—	427,000	L	693,451
Other	2,972,536	831,241	—		3,803,777
Total noninterest expenses	36,831,700	9,768,485	(19,451)		46,580,734
Income before income taxes	8,377,474	7,507,797	2,527,865		18,413,136
Income tax expense	2,805,312	—	859,474	M	3,664,786
Net income	$5,572,162	$7,507,797	$1,668,391		$14,748,350
Basic net income per share	$0.35				$0.94
Diluted net income per share	$0.34				$0.90
Weighted average number of common shares outstanding	15,717,421				15,717,421
Weighted average number of common and potential common shares outstanding	16,399,831				16,399,831

Exhibit 99.3

__________________________________

(A)	Adjustment reflects accretion of CBS accretable discounts on acquired credit impaired loans of $760,000.

(B)	Adjustment reflects amortization of CBS yield adjustments on acquired non-credit impaired loans of $81,000.

(C)	Adjustment reflects accretion of CBS credit adjustments on acquired non-credit impaired loans of $2.2 million.

(D)	Adjustment reflects amortization of acquired CBS investment securities of $131,000 over the remaining estimated life of the securities of 2.5 years.

(E)	Adjustment reflects reduction in interest due to sales of $28.8 million of securities to fund acquisition of $432,000 using a 150-basis point yield on securities.

(F)
Adjustment reflects reduction of interest on interest-bearing deposits in other financial institutions of $150,000 due to net reduction of $30 million in cash as a result of the acquisition of CBS using a 50-basis point yield on deposits.

(G)	Adjustment reflects amortization of premium on CBS certificates of deposits held in other financial institutions of $32,000 over the remaining estimated life of the deposits of 2.5 years.

(H)	Adjustment reflects amortization of premium on CBS deposits of $536,000.

(I)	Adjustment reflects accretion of discount on CBS floating rate junior subordinated debt of $137,000.

(J)	Adjustment reflects reduction in depreciation expense of $870 due to discount on CBS depreciable property, plant and equipment of $34,000 amortized over estimated useful life of 39 years.

(K)
Adjustment reflects reversal of CBS net gains on sale and write-downs of other real estate owned of $446,000 under the assumption that CHFN would purchase the assets at fair value under purchase accounting rules.

(L)	Adjustment reflects amortization of core deposit intangible of $427,000.

(M)
Adjustment reflects estimated tax expense of $859,000 on income derived from the acquisition using an effective tax rate of 34%. CBS did not pay income tax as a result of its status as an S-Corporation.

(N)	Item reflects $1.9 million of negative provision recorded by CBS during Fiscal 2015, a non-recurring item.

(O)	Item reflects a $2.5 million impairment charge taken as a result of CHFN's early termination of its FDIC loss-sharing agreements in September 2015, a non-recurring item.

(P)	CHFN management expects cost savings of $1.9 million in salaries and employee benefits upon full integration of CBS post-acquisition.

(Q)	CHFN management expects cost savings of $1.5 million in occupancy upon full integration of CBS post-acquisition.